UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2011

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-51026
(Commission File Number)

Delaware		77-0466789
(State or other jurisdiction of		(I.R.S. Employer Identification No.)
incorporation)

6409 Guadalupe Mines Road, San Jose, CA 95120
(Address of principal executive offices, including zip code)

(408) 826-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 20, 2011, Monolithic Power Systems, Inc. announced updated revenue guidance for the third fiscal quarter ending September 30, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                      Exhibits.

(d) Exhibits.

99.1	Press release dated September 20, 2011, announcing updated revenue guidance for the third fiscal quarter ending September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2011	/s/ Meera Rao
Meera Rao Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

99.1	Press release dated September 20, 2011, announcing updated revenue guidance for the third fiscal quarter ending September 30, 2011.